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                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 1
                      TO THE FOURTH AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

   This Amendment No. 1 (the "Amendment") to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust") amends, effective January 26, 2018, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to remove Class B Shares from Invesco High Yield Municipal Fund, Invesco Intermediate Term Municipal Income Fund, Invesco Municipal Income Fund and Invesco New York Tax Free Income Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 26, 2018.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1
                                  "SCHEDULE A
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                              CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------
 Invesco High Yield Municipal Fund      Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares

 Invesco Intermediate Term Municipal    Class A Shares
 Income Fund                            Class C Shares
                                        Class F Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares

 Invesco Limited Term Municipal Income  Class A Shares
 Fund                                   Class A2 Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares

 Invesco Municipal Income Fund          Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco New York Tax Free Income Fund  Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares

 Invesco Tax-Exempt Cash Fund           Class A Shares
                                        Class Y Shares
                                        Class F Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Investor Class Shares"

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